SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                             -----------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 17, 2003

                       CITY SAVINGS FINANCIAL CORPORATION

             (Exact name of registrant as specified in its charter)

                                     INDIANA

                 (State or other jurisdiction of incorporation)

000-33441                                                             35-2156159
(Commission File Number)                       (IRS Employer Identification No.)

                              2000 Franklin Street
                          Michigan City, Indiana 46360
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (219) 879-5364

Item 5. Other Events and Regulation FD Disclosure.

     On June 17, 2003, City Savings Financial Corporation (the "Registrant") announced that it had formed City Savings Statutory Trust I, which Trust agreed to issue $5,000,000 in principal amount of Capital Securities in a private placement and $155,000 in principal amount of Common Securities to the Registrant. A copy of the press release issued by the Registrant concerning the foregoing is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


Item 7. Financial Statements and Exhibits.

     (c) Exhibit 99.1 - Press Release of Registrant issued on June 17, 2003.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      /s/ George L. Koehm
                                                      --------------------------
                                                      George L. Koehm, Treasurer


Dated: June 18, 2003